                                                                     EXHIBIT 3.9


                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                             A. H. BELO CORPORATION

                            (A Delaware Corporation)






                                                         Effective July 28, 2000

                                      INDEX
                                       TO
                                    BYLAWS OF
                             A. H. BELO CORPORATION


                                                                                                         Page
                                                                                                         ----

ARTICLE I - OFFICES                 .......................................................................1
             Section  1.            Registered Office......................................................1
             Section  2.            Other Offices..........................................................1

ARTICLE II - MEETINGS OF THE STOCKHOLDERS..................................................................1
             Section  1.            Place of Meetings......................................................1
             Section  2.            Annual Meeting.........................................................2
             Section  3.            Special Meeting........................................................2
             Section  4.            Notice of Annual or Special
                                      Meeting..............................................................2
             Section  5.            Business at Special Meeting............................................2
             Section  6.            Quorum of Stockholders.................................................2
             Section  7.            Act of Stockholders' Meeting...........................................3
             Section  8.            Voting of Shares.......................................................3
             Section  9.            Proxies................................................................3
             Section 10.            Voting List............................................................4
             Section 11.            Order of Business......................................................4
             Section 12.            Notice of Stockholder Business.........................................5
             Section 13.            Notice of Stockholder Nominees.........................................6

ARTICLE III - BOARD OF DIRECTORS    .......................................................................8
             Section  1.            Powers.................................................................8
             Section  2.            Number of Directors....................................................8
             Section  3.            Election and Term......................................................8
             Section  4.            Vacancies..............................................................9
             Section  5.            Resignation and Removal...............................................10
             Section  6.            Compensation of Directors.............................................10

ARTICLE IV - MEETINGS OF THE BOARD  ......................................................................11
             Section  1.            Regular Meetings......................................................11
             Section  2.            Special Meetings......................................................11
             Section  3.            Business at Regular or Special
                                      Meeting.............................................................11
             Section  4.            Quorum of Directors...................................................11
             Section  5.            Act of Directors' Meeting.............................................11
             Section  6.            Action by Written Consent Without
                                      a Meeting...........................................................11

ARTICLE V - COMMITTEES              ......................................................................12

ARTICLE VI - NOTICES                ......................................................................14
             Section  1.            Methods of Giving Notice..............................................14
             Section  2.            Waiver of Notice......................................................14
             Section  3.            Attendance as Waiver..................................................14

ARTICLE VII - ACTION WITHOUT A MEETING BY USE OF A
             CONFERENCE TELEPHONE OR SIMILAR COMMUNICATIONS
             EQUIPMENT              ......................................................................15

ARTICLE VIII - OFFICERS             ......................................................................15
             Section  1.            Executive Officers....................................................15
             Section  2.            Election and Qualification............................................16
             Section  3.            Division Officers.....................................................16
             Section  4.            Other Officers and Agents.............................................17
             Section  5.            Salaries..............................................................17
             Section  6.            Term, Removal and Vacancies...........................................17
             Section  7.            Chairman of the Board.................................................17
             Section  8.            Chief Executive Officer...............................................18
             Section  9.            President.............................................................18
             Section 10.            Vice Presidents.......................................................18
             Section 11.            Secretary.............................................................19
             Section 12.            Assistant Secretaries.................................................19
             Section 13.            Treasurer.............................................................19
             Section 14.            Assistant Treasurers..................................................20
             Section 15.            Officers' Bond........................................................20

ARTICLE IX - CERTIFICATES FOR SHARES......................................................................20
             Section  1.            Certificates Representing Shares......................................20
             Section  2.            Transfer of Shares....................................................21
             Section  3.            Lost, Stolen or Destroyed Certificate.................................22
             Section  4.            Closing of Stock Ledger and Fixing
                                      Record Date.........................................................22
             Section  5.            Foreign Share Ownership...............................................23
             Section  6.            Registered Stockholders...............................................25

ARTICLE X - GENERAL PROVISIONS      ......................................................................25
             Section  1.            Dividends.............................................................25
             Section  2.            Reserves..............................................................26
             Section  3.            Checks................................................................26
             Section  4.            Fiscal Year...........................................................26
             Section  5.            Seal..................................................................26

ARTICLE XI - INDEMNIFICATION OF OFFICERS AND DIRECTORS....................................................26
             Section  1.            Actions, Suits, or Proceedings
                                      Other Than by or in the Right of
                                      the Corporation.....................................................26
             Section  2.            Actions or Suits by or in the
                                      Right of the Corporation............................................27
             Section  3.            Indemnification for Costs, Charges,
                                      and Expenses of Successful Party....................................28
             Section  4.            Determination of Right to
                                      Indemnification.....................................................28
             Section  5.            Advance of Costs, Charges and
                                      Expenses............................................................29
             Section  6.            Procedure for Indemnification.........................................29
             Section  7.            Other Rights; Continuation of
                                      Right to Indemnification............................................30
             Section  8.            Extent of Indemnification.............................................31
             Section  9.            Insurance.............................................................32
             Section 10.            Savings Clause........................................................32

ARTICLE XII - AMENDMENTS            ......................................................................33


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

                              AMENDED AND RESTATED
                                     BYLAWS
                                       OF
                             A. H. BELO CORPORATION
                            (A Delaware Corporation)


                                    ARTICLE I

                                     OFFICES

          Section 1. Registered Office. The registered office shall be located in the City of Wilmington, County of New Castle, State of Delaware.

          Section 2. Other Offices. The corporation also may have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or as the business of the corporation may require.

                                   ARTICLE II

                          MEETINGS OF THE STOCKHOLDERS

          Section 1. Place of Meetings. All meetings of the stockholders for the election of directors or for any other proper purpose, including any special meeting of stockholders regardless of by whom called, shall be held at such time and place, within or without the State of Delaware, as the Board of Directors may from time to time designate, as stated in the notice of such meeting or a duly executed waiver of notice thereof.

          Section 2. Annual Meeting. An annual meeting of the stockholders shall be held on such date and at such time as shall be designated from time to time by the Board of Directors or, in the absence of a resolution of the Board of Directors providing otherwise, at 10:00 a.m. on the second


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

Wednesday in May in each year, unless such day is a legal holiday, in which case such meeting shall be held at the specified time on the first full business day thereafter which is not a legal holiday. At such meeting the stockholders entitled to vote thereat shall elect, by a plurality vote of the voting power of all of the shares entitled to vote thereon, the successors to the directors whose terms shall expire that year, and may transact such other business as properly may be brought before the meeting.

          Section 3. Special Meeting. Special meetings of the stockholders may be called by the Chief Executive Officer, the Board of Directors or the holders of not less than one-fifth of the voting power of all shares entitled to vote at the meeting.

          Section 4. Notice of Annual or Special Meeting. Written or printed notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board or the Secretary, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his or her address as it appears on the records of the corporation, with postage thereon prepaid.

          Section 5. Business at Special Meeting. The business transacted at any special meeting of the stockholders shall be limited to the purposes stated in the notice thereof.

          Section 6. Quorum of Stockholders. Unless otherwise provided in the Certificate of Incorporation, the holders of a majority of the voting power of all of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of the stockholders, but in no event shall a quorum consist of the holders of less than one-third (1/3) of the shares entitled to vote and thus represented at such meeting. If, however, a quorum shall not be present or represented at any meeting of the stockholders, the stockholders present in person or represented by proxy shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

          Section 7. Act of Stockholders' Meeting. The vote of the holders of a majority of the voting power of all of the shares entitled to vote and represented in person or by proxy at a meeting at which a quorum is present shall be the act of the stockholders' meeting, unless the vote of a greater number is required by law or the Certificate of Incorporation.

          Section 8. Voting of Shares. Each outstanding share shall be entitled to the number of votes per share as provided in the Certificate of Incorporation and the Certificate of Designation, if any, which relates to such share, on each matter submitted to a vote at a meeting of the stockholders. At each election of directors, every stockholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of votes allotted to the shares owned by him or her for as many persons as there are directors to be elected and for whose election he or she has the right to vote. Cumulative voting in the election of directors or otherwise is expressly prohibited by the Certificate of Incorporation.

          Section 9. Proxies. At any meeting of the stockholders, each stockholder having the right to vote shall be entitled to vote either in person or by proxy. Any such proxy or evidence thereof shall be delivered to the secretary of such meeting at or prior to the time designated by the chairman


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

of the meeting or in the order of business for so delivering such proxies. No proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. Each proxy shall be revocable unless expressly provided therein to be irrevocable and unless otherwise made irrevocable by law. Unless required by statute or determined by the chairman of the meeting to be advisable, the vote on any question need not be by ballot. On a vote by ballot, each ballot shall be signed by the stockholder voting or by such stockholder's proxy, if there be such proxy.

          Section 10. Voting List. The officer or agent having charge of the stock ledger for shares of the corporation shall make, at least ten (10) days before each meeting of the stockholders, a complete list of the stockholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and number of shares of each class or series of the corporation's stock registered in the name of each stockholder, which list, for a period of ten (10) days prior to such meeting, shall be open to the examination of any stockholder, for any purpose germane to the meeting, at any time during the usual business hours, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder during the whole time of the meeting. The corporation shall be entitled to rely upon the stock ledger as the only evidence as to who are the stockholders entitled to examine the stock ledger, the aforementioned list of stockholders or the books of the corporation, or to vote in person or by proxy at any such meeting of stockholders.

          Section 11. Order of Business. Meetings of stockholders shall be presided over by the Chairman of the Board, if any,


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

or in his or her absence, by the Vice Chairman of the Board, if any, or in his or her absence, by the Chief Executive Officer, or in his or her absence, by the President or an Executive Vice President or a Senior Vice President, or in the absence of the foregoing persons, by a chairman designated by the Board of Directors. The Secretary shall act as secretary of the meeting, but in the Secretary's absence the chairman of the meeting may appoint any person to act as secretary of the meeting. The order of business of each meeting of the stockholders of the corporation shall be determined by the chairman of the meeting. The chairman of the meeting shall have the right and authority to prescribe such rules, regulations, and procedures and to do all such acts and things as are necessary or desirable for the conduct of the meeting, including, without limitation, the establishment of procedures for the dismissal of business not properly presented, the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the corporation, restrictions on entry to such meetings after the time prescribed for commencement thereof, opening and closing of the voting polls, and adjournment of such meetings.

          Section 12. Notice of Stockholder Business. At an annual meeting of the stockholders or, subject to Article II, Section 5 of these Bylaws, at a special meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (a) by or at the direction of the Chief Executive Officer or the Board of Directors or (b) by any stockholder of the corporation entitled to vote at such annual or special meeting who complies with the notice procedures set forth in this Section 12. For business to be properly brought before an annual or special meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation, not less than sixty (60) days nor more than ninety (90) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty
(30) days or delayed by more than thirty (30) days from such anniversary date, then notice by the stockholder to be timely must be delivered not later than the close of business on the later of the 60th day prior to the annual meeting or the 10th day following the day on which the date of the meeting is publicly announced. Such stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual or special meeting
(a) a brief description of the business desired to be brought before the annual or special meeting and the reasons for conducting such business at the annual or special meeting; (b) the name and address, as they appear on the corporation's books, of such stockholder; (c) the class, series and number of shares of the corporation which are beneficially owned by such stockholder; and (d) any material interest of such stockholder in such business. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting of the stockholders or, subject to Article II, Section 5 of these Bylaws, at a special meeting except in accordance with the procedures set forth in this Section 12. The chairman of an annual or special meeting shall, if the facts warrant, determine that business was not properly brought before the meeting and in accordance with the provisions of this Section 12, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions of this Section 12, a stockholder seeking to have a proposal included in the corporation's proxy statement in addition shall comply with the requirements of Regulation 14A under the Securities Exchange Act of 1934, as amended (including, but not limited to, Rule 14a-8 or its successor provision).

             Section 13. Notice of Stockholder Nominees. Only persons who are nominated in accordance with the procedures set forth in these Bylaws shall be eligible for election as directors.



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

Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders (a) by or at the direction of the Chief Executive Officer or the Board of Directors or (b) by any stockholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 13. Nominations by stockholders shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the corporation not less than sixty (60) days nor more than ninety (90) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty
(30) days or delayed by more than thirty (30) days from such anniversary date, then notice by the stockholder to be timely must be delivered not later than the close of business on the later of the 60th day prior to the annual meeting or the 10th day following the day on which the date of the meeting is publicly announced. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in a proxy statement as a nominee and to serving as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the corporation's books, of such stockholder and (ii) the class, series and number of shares of the corporation which are beneficially owned by such stockholder. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in these Bylaws. The chairman of the meeting shall, if the facts warrant, determine that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall not be admitted.


                                   ARTICLE III

                               BOARD OF DIRECTORS

          Section 1. Powers. The business and affairs of the corporation shall be managed by its Board of Directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute, the Certificate of Incorporation or by these Bylaws directed or required to be exercised and done by the stockholders.

          Section 2. Number of Directors. The number of directors of the corporation constituting the Board of Directors shall be not less than nine (9) nor more than eighteen (18), determined from time to time in accordance with these Bylaws by resolution of the Board of Directors or of the stockholders.

          Section 3. Election and Term. The directors shall be classified with respect to the time for which they shall severally hold office by dividing them into three (3) classes, each consisting of approximately one-third (1/3) of the whole number of the Board of Directors, and each director of the corporation shall hold office until his or her successor is elected and qualified or until his or her death, resignation, or removal. Each class of directors shall be as nearly equal in number of directors as possible and shall be denominated in such manner as the Board of Directors may determine. The


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

term of office of those of the first class will expire at the first annual meeting of stockholders after adoption of this Bylaw provision; of the second class one year thereafter; of the third class two years thereafter; and at each annual election held after such classification and election, the successors to the class of directors whose terms shall expire that year shall be elected to hold office for a term of three (3) years, so that the term of office for one class of directors shall expire in each year. Directors need not be residents of the State of Delaware or stockholders of the corporation.

          Notwithstanding the foregoing, no person shall be eligible to stand for election as director if he or she has attained the age of 65 years. Furthermore, effective with the 2001 Annual Meeting of Stockholders, the term of each director shall terminate at the first annual meeting of stockholders following the date on which such director attains the age of 65 years. Notwithstanding anything else in these Bylaws, the term of any director elected, reelected or named to the Board of Directors after the 1998 Annual Meeting of Stockholders who was an officer or other employee of the corporation (or of a subsidiary of or other entity controlled by the corporation) at the time he or she was last elected, reelected or named to serve as a director, other than any person who at such time was serving as Chief Executive Officer of the corporation, shall automatically terminate at the first annual meeting of stockholders following the date on which such director ceases to serve as an officer or other employee of the corporation (or of a subsidiary of or other entity controlled by the corporation).

          Section 4. Vacancies. Any vacancies occurring in the Board of Directors and any newly created directorships resulting from any increase in the authorized number of directors may be filled by the affirmative vote of a majority of the remaining directors although less than a quorum of the Board of Directors. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office. Any directorship to be filled by reason of an increase in the number of directors may be filled by the affirmative vote of a majority of the directors, subject to the applicable provisions then in effect of the Delaware General Corporation Law pertaining thereto. A director elected to fill a newly created directorship shall hold office until his or her successor is elected and qualified or until his or her death, resignation, or removal.

          Section 5. Resignation and Removal. Any director may resign at any time upon giving written notice to the corporation. At any meeting of stockholders called expressly for the purpose of removing a director or directors, any director or the entire Board of Directors may be removed, but for cause only (removal of directors without cause being expressly prohibited), by a vote of the holders of a majority of the voting power of all of the shares then entitled to vote at an election of directors.

          Section 6. Compensation of Directors. As specifically prescribed from time to time by resolution of the Board of Directors, the directors of the corporation may be paid their expenses of attendance at each meeting of the Board and may be paid reasonable compensation for their services as directors. This provision shall not preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for their services in such capacities.


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

                                   ARTICLE IV

                              MEETINGS OF THE BOARD

          Section 1. Regular Meetings. Regular meetings of the Board of Directors may be held with or without notice at such time and at such place either within or without the State of Delaware as from time to time shall be prescribed by resolution of the Board of Directors.

          Section 2. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer or the Secretary on the written request of two directors. Written notice of special meetings of the Board of Directors shall be given to each director at least three (3) days before the date of the meeting.

          Section 3. Business at Regular or Special Meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

          Section 4. Quorum of Directors. A majority of the Board of Directors shall constitute a quorum for the transaction of business, unless a greater number is required by law or the Certificate of Incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement of the meeting, until a quorum shall be present.

          Section 5. Act of Directors' Meeting. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless the vote of a greater number is required by law or the Certificate of Incorporation.

          Section 6. Action by Written Consent Without a Meeting. Any action required or permitted to be taken at a meeting of the Board of Directors or of any committee thereof under the


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

applicable provisions of any statute, the Certificate of Incorporation or these Bylaws may be taken without a meeting if a consent in writing setting forth the action so taken is signed by all members of the Board of Directors or of the committee, as the case may be. Such consent shall have the same force and effect as a unanimous vote of the Board of Directors or of the committee, as the case may be.

                                    ARTICLE V

                                   COMMITTEES

          The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members an executive committee and one or more other committees, each of which, to the extent provided in such resolution, the Certificate of Incorporation or these Bylaws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it, except that no such committee shall have the power or authority of the Board of Directors in reference to amending the Certificate of Incorporation (except as permitted by the Delaware General Corporation Law), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease, or exchange of all or substantially all of the property and assets of the corporation otherwise than in the usual and regular course of its business, recommending to the stockholders a voluntary dissolution of the corporation or a revocation thereof, amending, altering, or repealing the Bylaws of the corporation or adopting new Bylaws for the corporation, filling vacancies in or removing members of the Board of Directors or any such committee, fixing the compensation of any member of such committee, or


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

altering or repealing any resolution of the Board of Directors which by its terms provides that it shall not be so amendable or repealable. Unless such resolution, the Certificate of Incorporation or these Bylaws so provides, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of shares of the corporation, or to adopt a certificate of ownership and merger pursuant to Section 253 of the Delaware General Corporation Law. Vacancies in the membership of any such committee shall be filled by resolution adopted by the majority of the full Board of Directors at a regular or special meeting of the Board. The designation of any such committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it or him or her by law.

          Any executive committee designated by the Board of Directors shall consist of the Chief Executive Officer and such number (not less than two (2)) of other directors as the Board may from time to time determine by resolution adopted by the majority of the full Board of Directors, one of the members of which committee shall be designated the chairman thereof by the Board of Directors. The executive committee may make rules for the conduct of its business, not inconsistent with this Article V, as it shall from time to time deem necessary and shall keep regular minutes of its proceedings and report the same to the Board when required. A majority of the members of the executive committee shall constitute a quorum for the transaction of business. If a quorum is not present at a meeting, the members present may adjourn the meeting until a quorum is present. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the executive committee, except as otherwise specifically provided by statute, the Certificate of Incorporation or the Bylaws of the corporation. Any member of the executive committee may be


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

removed by the Board of Directors by the affirmative vote of a majority of the full Board, whenever in its judgment the best interests of the corporation will be served thereby.

                                   ARTICLE VI

                                     NOTICES

          Section 1. Methods of Giving Notice. Whenever any notice is required to be given to any stockholder or director under the provisions of any statute, the Certificate of Incorporation or these Bylaws, it shall be given in writing and delivered personally or mailed to such stockholder or director at such address as appears on the books of the corporation, and such notice shall be deemed to be given at the time the same shall be deposited in the United States mail with sufficient postage thereon prepaid. Notice to directors may also be given by telegram, telex, telecopy or similar means of visual data transmission, and notice given by any of such means shall be deemed to be delivered when transmitted for delivery to the recipient.

          Section 2. Waiver of Notice. Whenever any notice is required to be given to any stockholder or director under the provisions of any statute, the Certificate of Incorporation or these Bylaws, a waiver thereof in writing signed (either in advance or after the fact) by the person or persons entitled to said notice shall be deemed equivalent to the giving of such notice.

          Section 3. Attendance as Waiver. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened.


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

                                   ARTICLE VII

                      ACTION WITHOUT A MEETING BY USE OF A
            CONFERENCE TELEPHONE OR SIMILAR COMMUNICATIONS EQUIPMENT

          Subject to the provisions required or permitted for notice of meetings, unless otherwise restricted by the Certificate of Incorporation or these Bylaws, stockholders, members of the Board of Directors or members of any committee designated by such Board may participate in and hold a meeting of such stockholders, Board or committee by conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such a meeting shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                  ARTICLE VIII

                                    OFFICERS

          Section 1. Executive Officers. The officers of the corporation shall consist of a Chairman of the Board, a Chief Executive Officer, a President, one or more Vice Presidents (with such supplemental designation to indicate seniority or scope of duties as the Board of Directors may determine from time to time), a Secretary, and a Treasurer, each of whom shall be elected by the Board of Directors as provided in Section 2 of this Article; provided that any of such offices except President, Secretary and Treasurer may be allowed to become vacant by failure of the Board of Directors to fill the office. Any two or more offices may be held by the same person, except that the Chairman of the Board or the President and the Secretary shall not be the same person.


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

          Section 2. Election and Qualification. The Board of Directors shall annually choose (subject to the provisions of Section 1 of this Article) a Chairman of the Board, a Chief Executive Officer, a President, such Executive Vice Presidents and Senior Vice Presidents as the Board shall deem necessary, a Secretary, and a Treasurer, none of whom, except the Chairman of the Board, the Chief Executive Officer and the President need to be a member of the Board.

          Section 3. Division Officers. The Board of Directors may from time to time establish one or more divisions of the corporation and assign to such divisions responsibilities for such of the corporation's business, operations and affairs as the Board may designate. The Board of Directors may appoint or authorize an officer of the corporation to appoint in writing officers of a division. Unless elected or appointed an officer of the corporation by the Board of Directors or pursuant to authority granted by the Board, an officer of a division shall not as such be an officer of the corporation, except that he or she shall be an officer of the corporation for the purposes of executing and delivering documents on behalf of the corporation or for other specific purposes, if and to the extent that he or she may be authorized to do so by the Board of Directors. Unless otherwise provided in the writing appointing an officer of a division, such officer shall hold office until his or her successor is appointed and qualified. Any officer of a division may be removed with or without cause by the Board of Directors or by the officer, if any, of the corporation then authorized by the Board of Directors to appoint such officer of a division. The Board of Directors may prescribe or authorize an officer of the corporation or an officer of a division to prescribe in writing the duties and powers and authority of officers of divisions and may authorize an officer of the corporation or an officer of a division to determine the compensation for officers of divisions.

          Section 4. Other Officers and Agents. The Board of Directors may elect or appoint such Vice Presidents, other officers, assistant officers and agents as the Board may deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

          Section 5. Salaries. Subject to the provisions of Section 3 of this Article, the compensation of all officers and agents of the corporation shall be determined by the Board of Directors.

          Section 6. Term, Removal and Vacancies. Each officer of the corporation shall hold office until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal. Any officer may resign at any time upon giving written notice to the corporation. Any officer or agent or member of the executive committee elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights. Any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise shall be filled (subject to the provisions of Sections 1 and 3 of this Article) by the Board of Directors.

          Section 7. Chairman of the Board. The Chairman of the Board shall preside at all meetings of the stockholders and of the Board of Directors and shall have such other powers and duties as usually pertain to such office or as may be prescribed by the Board of Directors.

          Section 8. Chief Executive Officer. The Board of Directors may designate whether the Chairman of the Board or the President shall be the Chief Executive Officer of the corporation. The officer so designated as the Chief Executive Officer shall have general powers of oversight, supervision and management of the business and affairs of the corporation, and shall see that all orders and resolutions of the Board of Directors are carried into effect. He or she shall execute bonds, mortgages and other contracts requiring a seal under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed, and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation. The Chief Executive Officer shall have such other powers and duties as usually pertain to such office or as may be prescribed by the Board of Directors. If a Chief Executive Officer is not otherwise designated by the Board of Directors, the Chairman of the Board shall be the Chief Executive Officer of the corporation.

          Section 9. President. The President, in the absence or disability of the Chairman of the Board, shall perform the duties and exercise the powers of the Chairman of the Board. The President shall perform such other duties and exercise such other powers as usually pertain to such office or as may be delegated from time to time by the Board of Directors.

          Section 10. Vice Presidents. Unless otherwise determined by the Board of Directors, the Vice Presidents, in the order of their seniority as such seniority may from time to time be designated by the Board of Directors, shall perform the duties and exercise the powers of the President in the absence or disability of the President. They shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

          Section 11. Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders, and shall record all the proceedings of the meetings of the corporation and of the Board of Directors in a book to be kept for that purpose, and shall perform like duties for the standing committees when required. He or she shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors. He or she shall keep in safe custody the seal of the corporation, and, when authorized by the Board of Directors, affix the same to any instrument requiring it. When so affixed, such seal shall be attested by his or her signature or by the signature of the Treasurer or an Assistant Secretary.

          Section 12. Assistant Secretaries. Unless otherwise determined by the Board of Directors, the Assistant Secretaries, in the order of their seniority as such seniority may from time to time be designated by the Board of Directors, shall perform the duties and exercise the powers of the Secretary in the absence or disability of the Secretary. They shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

          Section 13. Treasurer. The Treasurer shall have the custody of the corporate funds and securities, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation, and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors. He or she shall disburse the funds of the corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

          Section 14. Assistant Treasurers. Unless otherwise determined by the Board of Directors, the Assistant Treasurers, in the order of their seniority as such seniority may from time to time be designated by the Board of Directors, shall perform the duties and exercise the powers of the Treasurer in the absence or disability of the Treasurer. They shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

             Section 15. Officers' Bond. If required by the Board of Directors, any officer so required shall give the corporation a bond (which shall be renewed as the Board may require) in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his or her office and for the restoration to the corporation, in case of his or her death, resignation, retirement or removal from office, of any and all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the corporation.

                                   ARTICLE IX

                             CERTIFICATES FOR SHARES

          Section 1. Certificates Representing Shares. The corporation shall deliver certificates representing all shares to which stockholders are entitled. Such certificates shall be numbered and shall be entered in the books of the corporation as they are issued, and shall be signed by the Chairman of the Board, the President or a Vice President, and the Secretary or an Assistant Secretary of the corporation, and may be sealed with the seal of the corporation or a facsimile thereof. The signatures of the Chairman of the Board, the President or Vice President, Secretary or Assistant Secretary, upon a certificate may be facsimiles, if the certificate is countersigned by a transfer agent or registered by a registrar, either of which is other than the corporation itself or an employee of the corporation. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer at the date of its issuance. If the corporation is authorized to issue shares of more than one class of stock or more than one series of any class, there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the corporation will furnish to any stockholder upon request and without charge, a full statement of all of the powers, designations, preferences, and rights of the shares of each class authorized to be issued and the qualifications, limitations or restrictions thereof, and, if the corporation is authorized to issue any preferred or special class in series, the variations in the relative rights and preferences between the shares of each such series so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series. Each certificate representing shares shall state upon the face thereof that the corporation is organized under the laws of the State of Delaware, the name of the person to whom issued, the number and the class and the designation of the series, if any, which such certificate represents and the par value of each share represented by such certificate or a statement that the shares are without par value. No certificate shall be issued for any share until the consideration therefor has been fully paid.

          Section 2. Transfer of Shares. Subject to the provisions of Section 5 of this Article IX and the provisions of Section 2 of Article Four of the Certificate of Incorporation, upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

          Section 3. Lost, Stolen or Destroyed Certificate. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may require the owner of such lost, stolen or destroyed certificate or certificates, or his or her legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

          Section 4. Closing of Stock Ledger and Fixing Record Date. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other proper purpose, the Board of Directors may provide that the stock ledger shall be closed for a stated period but not to exceed, in any case, sixty
(60) days. If the stock ledger shall be closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such ledger shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the stock ledger, the Board of Directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than sixty (60) days, and, in case of a meeting of stockholders, not less than ten

(10) days, prior to the date on which the particular action requiring such determination of stockholders is to be taken. If the stock ledger is not closed and no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders, or stockholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of stockholders. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this Section 4, such determination shall apply to any adjournment thereof, except where the determination has been made through the closing of the stock ledger and the stated period of closing has expired.

          Section 5. Foreign Share Ownership. As used in these Bylaws, the word "Alien" shall include any individual not a citizen of the United States of America and any representative of any such individual; any corporation or other entity organized under the laws of any foreign government; any foreign government, its agencies or representatives; any partnership of which any partner is an alien, except for limited partners insulated in accordance with the rules and regulations of the Federal Communications Commission; any corporation or other entity controlled directly or indirectly by other than United States citizens; and any other entity or individual determined to be an alien under Section 310 of the Communications Act of 1934, as amended, or the rules and regulations of the Federal Communications Commission.

          At no time shall Aliens (i) own, directly or indirectly, more than one-fourth of the equity in the corporation, or in any other corporation directly or indirectly controlling the corporation, that is represented by the issued and outstanding capital stock of such corporation; or (ii) vote, directly or indirectly, more than one-fourth of the total voting rights in the corporation, or in any other corporation directly or indirectly controlling the corporation, that are represented by the issued and outstanding capital stock of such corporation. The percentage of voting rights and equity ownership of Aliens in the corporation's issued and outstanding capital stock shall be determined in accordance with the Communications Act of 1934, as amended, and the rules and regulations of the Federal Communications Commission, taking into account direct and indirect equity interests and direct and indirect voting rights in the corporation as may be required. As used in these Bylaws, a "Noncompliance Status" means the existence of circumstances in which, but for the following provisions of this Section 5, Aliens would own or hold voting rights or interests in the corporation in excess of the thresholds set forth in this paragraph.

          In the event a Noncompliance Status shall arise, then, so long as the Noncompliance Status continues to exist, those stockholders causing or contributing to the Noncompliance Status shall have no voting, dividend, or other rights with respect to the shares of the corporation that they may hold, except the right to transfer such shares in such a manner that the Noncompliance Status will cease to exist. No transfers of shares of domestic record to Aliens shall be made if a Noncompliance Status exists or if such transfer would result in a Noncompliance Status. If the corporation shall determine that stock of domestic record in fact is held or voted, in whole or in part, by or for the account of an Alien, and that such interest, but for this Section 5, would give rise to a Noncompliance Status, the holder of such stock shall not be entitled to vote, to receive dividends, or to exercise any other normal stockholder rights, except the right to transfer such stock to a citizen of the United States of America.

          Alien voting and equity interests and rights in stock of the corporation and the citizenship of transferees of the corporation's stock shall be determined in conformity with regulations prescribed by or upon the approval of the Board of Directors, which shall not be less restrictive than the requirements imposed by the Communications Act of 1934, as amended, and the rules and regulations of the Federal Communications Commission. The Board of Directors shall be authorized, at any time and from time to time, to adopt such other provisions as the directors may deem necessary or desirable to avoid violation of the provisions of Section 310 of the Communications Act of 1934 as now in effect or as it may hereafter from time to time be amended, and to carry out the provisions of this Section 5.

          Section 6. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

                                    ARTICLE X

                               GENERAL PROVISIONS

          Section 1. Dividends. The Board of Directors from time to time may declare, and the corporation may pay, dividends on its outstanding shares in cash, property, or its own shares pursuant to law and subject to the provisions of the Certificate of Incorporation and these Bylaws.


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

          Section 2. Reserves. The Board of Directors may by resolution create a reserve or reserves out of earned surplus for any proper purpose or purposes, and may abolish any such reserve in the same manner.

          Section 3. Checks. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors from time to time may designate.

          Section 4. Fiscal Year. The fiscal year of the corporation shall be the calendar year.

          Section 5. Seal. The corporate seal shall have inscribed thereon the name of the corporation and may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

                                   ARTICLE XI

                    INDEMNIFICATION OF OFFICERS AND DIRECTORS

          Section 1. Actions, Suits, or Proceedings Other Than by or in the Right of the Corporation. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was or has agreed to become a director, officer, employee or agent of the corporation, or is or was serving or has agreed to serve at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges, expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

          Section 2. Actions or Suits by or in the Right of the Corporation. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was or has agreed to become a director, officer, employee or agent of the corporation, or is or was serving or has agreed to serve at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by him or her or on his or her behalf in connection with the defense or settlement of such action or suit and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such costs, charges and expenses which the Court of Chancery or such other court shall deem proper.

          Section 3. Indemnification for Costs, Charges, and Expenses of Successful Party. Notwithstanding the other provisions of this Article XI, to the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he or she shall be indemnified against all costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by him or her or on his or her behalf in connection therewith.

          Section 4. Determination of Right to Indemnification. Any indemnification under Sections 1 and 2 of this Article XI (unless ordered by a court) shall be paid by the corporation unless a determination is made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the vote of the holders of a majority of the voting power of all of the shares entitled to vote thereon, that indemnification of the director, officer, employee or agent is not proper in the circumstances because he or she has not met the applicable standard of conduct set forth in Sections 1 and 2 of this Article.


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

          Section 5. Advance of Costs, Charges and Expenses. Costs, charges and expenses (including attorneys' fees) incurred by a person referred to in Sections 1 and 2 of this Article in defending a civil or criminal action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding, unless such action, suit or proceeding was authorized against an officer or director of the corporation by a majority of the directors not named as defendants therein, in which case such costs, charges and expenses may be paid by the corporation in advance if authorized by a majority of the directors not named as defendants therein; provided further, however, that the payment of such costs, charges and expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer) in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by or on behalf of the director or officer to repay all amounts so advanced in the event that it shall ultimately be determined that such director or officer is not entitled to be indemnified by the corporation as authorized in this Article XI. Such costs, charges and expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate. The Board of Directors may, in the manner set forth above, and upon approval of such director, officer, employee or agent of the corporation, authorize the corporation's counsel to represent such person, in any action, suit or proceeding, whether or not the corporation is a party to such action, suit or proceeding.

          Section 6. Procedure for Indemnification. Any indemnification under Sections 1, 2 and 3, or advance of costs, charges and expenses under Section 5 of this Article, shall be made promptly, and in any event within sixty (60) days, upon the written request of the director, officer, employee or agent. The right to indemnification or advances as granted by this Article XI shall be enforceable by the director, officer, employee or agent in any court of competent jurisdiction, if the corporation denies such request, in whole or in part, or if no disposition thereof is made within sixty
(60) days. Such person's costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be indemnified by the corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expenses under Section 5 of this Article XI where the required undertaking, if any, has been received by the corporation) that the claimant has not met the standard of conduct set forth in Sections 1 or 2 of this Article, but the burden of proving such defense shall be on the corporation. Neither the failure of the corporation (including its Board of Directors, its independent legal counsel, and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Sections 1 or 2 of this Article, nor the fact that there has been an actual determination by the corporation (including its Board of Directors, its independent legal counsel, and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

          Section 7. Other Rights; Continuation of Right to Indemnification. The indemnification and advancement of costs, charges and expenses provided by this
Article XI shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of costs, charges and expenses may be entitled under any law (common or statutory), other Bylaw provision, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the corporation, and shall continue as to a person who has ceased to be a director, officer, employee or agent as to actions taken while he or she was such a director, officer, employee or agent, and shall inure to the benefit of the estate, heirs, executors and administrators of such person. All rights to indemnification under this Article shall be deemed to be a contract between the corporation and each director, officer, employee or agent of the corporation who serves or served in such capacity at any time while this Article is in effect. Any repeal or modification of this Article or any repeal or modification of relevant provisions of the Delaware General Corporation Law or any other applicable laws shall not in any way diminish any rights to indemnification of such director, officer, employee or agent or the obligations of the corporation arising hereunder.

          Section 8. Extent of Indemnification. In addition to the specific indemnification provided for herein, the corporation shall indemnify each person who is or was or has agreed to become a director, officer, employee or agent of the corporation, or is or was serving or has agreed to serve at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to the fullest extent authorized or permitted (i) by the General Corporation Law of Delaware, or any other applicable law, or by any amendment thereof or other statutory provisions in effect on the date hereof, or (ii) by the corporation's Certificate of Incorporation as in effect on the date hereof. Subject to the exceptions and conditions set forth in Article XI, Section 2 of these Bylaws, the corporation shall also advance expenses to any of the foregoing individuals to the fullest extent authorized or permitted (i) by the General Corporation Law of Delaware, or any other applicable law, or by any amendment thereof or other statutory provision in effect on the date hereof, or (ii) by the corporation's Certificate of Incorporation as in effect on the date hereof.

          Section 9. Insurance. Notwithstanding the foregoing, the corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was or has agreed to become a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her or on his or her behalf in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of this Article.

          Section 10. Savings Clause. If this Article XI or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director, officer, employee and agent of the corporation as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the corporation, to the full extent permitted by any applicable portion of this Article XI that shall not have been invalidated and to the full extent permitted by applicable law.


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

                                   ARTICLE XII

                                   AMENDMENTS

          The initial Bylaws of the corporation shall be adopted by the Board of Directors. The power to alter, amend, or repeal the Bylaws or adopt new Bylaws, subject to repeal or change by action of the stockholders, is vested in the Board of Directors. Thus, these Bylaws may be altered, amended, or repealed or new Bylaws may be adopted by the affirmative vote of a majority of the Board of Directors at any regular or special meeting of the Board, subject to repeal or change at any regular or special meeting of stockholders at which a quorum is present or represented by the affirmative vote of not less than two-thirds of the voting power of all of the shares entitled to vote at such meeting, voting together as a single class, and present or represented thereat, provided notice of the proposed repeal or change is contained in the notice of such meeting of stockholders.



                                      -33-